Supplement Dated August 23, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective August 17, 2010, in the summary prospectus, for the JNL/Credit Suisse Commodity Securities Fund, please delete the table entitled “Portfolio Managers” in its entirety and replace it with the following:

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Nelson Louie	2010	Managing Director
Mika Toikka	2010	Managing Director
Christopher Burton, CFA	2009	Director

Effective August 17, 2010, in the disclosure, for the JNL/Credit Suisse Commodity Securities Fund, please delete the second paragraph of the section entitled “The Sub-Adviser and Portfolio Management” in its entirety, and replace it with the following:

The Fund is managed on a team basis.  The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Nelson Louie, Mika Toikka, and Christopher Burton.

Effective August 17, 2010, in the disclosure, for the JNL/Credit Suisse Commodity Securities Fund, please delete the fifth paragraph of the section entitled “The Sub-Adviser and Portfolio Management” in its entirety, and replace it with the following:

Nelson Louie, Managing Director, is Global Head of the Commodities Group.  Mr. Louie re-joined Credit Suisse Asset Management, LLC in August 2010.  From May 2009 to August 2010, he was an Executive Director in the Commodity Index Products area at UBS Securities, LLC. From June 2007 to May 2009, he was a Managing Director at AIG Financial Products responsible for North American Marketing of commodities-based solutions. From April 1993 to June 2007, he held positions within Credit Suisse Asset Management, LLC. His responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products.  He was a team member of the Funds from their inception through May 2007. Mr. Louie holds a Bachelor of Arts degree in Economics from Union College.

This Supplement is dated August 23, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NMV2731 06/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, HR105 05/10 and VC2440 05/10.)

CMX6019 08/10

Supplement Dated August 23, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective August 17, 2010, please remove all references to Andrew B. Karsh for the JNL/Credit Suisse Commodity Securities Fund.

Effective August 17, 2010, on page 94, please delete the table for Andrew Karsh in its entirety, in the section entitled “Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest” and replace said sections with the following:

Nelson Louie*	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	6	$3,908,194,480
other pooled investment vehicles:	10	$1,349,215,136
other accounts:	4	$456,607,099
* Mr. Louie became a portfolio manager of this Fund on August 17, 2010.

Effective August 17, 2010, on page 95, please delete the table in its entirety for in the section entitled “Security Ownership of Portfolio Managers for the JNL/Credit Suisse Commodity Securities Fund” and replace said table with the following:

Security Ownership of Portfolio Managers for the JNL/Credit Suisse Commodity Securities Fund

Security Ownership of Portfolio Managers	Mika Toikka	Christopher Burton	Nelson Louie
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This Supplement is dated August 23, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX6021 08/10